UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

OSR HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On August 7, 2026, the Company held an annual meeting of its stockholders (the “Annual Meeting”). As of the close of business on July 8, 2026, the record date for the Annual Meeting, there were 35,118,692 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding, each of which was entitled to one vote with respect to each of the proposals presented at the Annual Meeting. A total of 21,088,120 shares of Common Stock, representing approximately 60.05% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Definitive Proxy Statement on Form DEF 14A filed by the Company with the SEC on July 16, 2026 (the “Proxy Statement”).

Director Proposal

At the Annual Meeting, stockholders re-elected seven (7) directors to serve until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The final voting results were as follows:

	FOR	WITHHELD	RESULT
Kuk Hyoun Hwang	15,174,735	129,046	Elected
Jun Chul Whang	15,175,735	128,046	Elected
Alcide Barberis	15,185,385	118,396	Elected
Seng Chin Mah	15,170,280	133,501	Elected
Hyuk Joo Jee	15,174,735	129,046	Elected
Joong Myung Cho	15,170,315	133,466	Elected
Reto Fierz	15,179,965	123,816	Elected

Ratification of Independent Auditor Proposal

The stockholders approved the Ratification of Independent Auditor Proposal by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
20,296,535	201,444	590,141

Executive Compensation Proposal

The stockholders approved the Executive Compensation Proposal by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
15,059,135	83,113	161,533

Authorized Shares Increase Proposal

The stockholders approved the Authorized Shares Increase Proposal by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
19,922,498	581,009	584,613

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2026

OSR HEALTH, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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